UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2017

GLOBAL EAGLE ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35176	27-4757800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 1020, Los Angeles, California 90045

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 310-437-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2017, Global Eagle Entertainment Inc. (“we” or the “Company”) entered into an Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement (the “Second Amendment”) among the Company, the guarantors party thereto, the lenders party thereto (such lenders consenting to the Second Amendment, the “Consenting Lenders”), and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), relating to (i) the Credit Agreement, dated as of January 6, 2017 (the “Credit Agreement”), among the Company, the guarantors party thereto from time to time, the lenders party thereto from time to time (each, a “Lender” and collectively, the “Lenders”) and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender, and (ii) the First Amendment and Limited Waiver to Credit Agreement (the “First Amendment”), dated as of May 4, 2017, among the Company, the guarantors party thereto, the lenders party thereto and Citibank, N.A., as Administrative Agent, L/C issuer and swing line lender. The Company filed the Credit Agreement as Exhibit 10.1 to its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 12, 2017, and filed the First Amendment as Exhibit 10.1 to the its Current Report on Form 8-K filed with the Commission on May 5, 2017. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings set forth in the Credit Agreement, as amended by the First Amendment and the Second Amendment (as so amended, the “Amended Credit Agreement”).

The Second Amendment amends the First Amendment as follows:

•	The Company is no longer required to deliver an earnings release for the fiscal quarter ended December 31, 2016 by June 30, 2017.

•	The Company will now have until September 15, 2017 (rather than July 31, 2017 as required under the First Amendment) to deliver its audited annual financial statements for the year ended December 31, 2016 (together with the related audit report and opinion from the Company’s independent accountants and the other items required by the Amended Credit Agreement to be delivered therewith, the “Annual Financial Statement Deliverables”).

•	The Company will now have up to 30 days following the date on which it delivers the Annual Financial Statement Deliverables to deliver its unaudited financial statements for both (i) the quarter ended March 31, 2017 (versus a required delivery date of July 31, 2017 under the First Amendment) and (ii) the quarter ended June 30, 2017.

Also under the Second Amendment, the Company has agreed to pay to the Consenting Lenders: (i) if the Company has not delivered the Annual Financial Statement Deliverables on or prior to June 30, 2017, a fee in an amount equal to 0.25% of the aggregate principal amount of the Revolving Credit Commitments and Term Loans held by the Consenting Lenders as of June 30, 2017, payable on or prior to July 6, 2017; (ii) if the Company has not delivered the Annual Financial Statement Deliverables on or prior to July 31, 2017, a fee in an amount equal to 0.25% of the aggregate principal amount of the Revolving Credit Commitments and Term Loans held by the Consenting Lenders as of July 31, 2017, payable on or prior to August 3, 2017; and (iii) if the Company has not delivered the Annual Financial Statement Deliverables on or prior to August 31, 2017, a fee in an amount equal to 0.25% of the aggregate principal amount of the Revolving Credit Commitments and Term Loans held by the Consenting Lenders as of August 31, 2017, payable on or prior to September 6, 2017.

Under the Amended Credit Agreement, the Company has agreed to furnish or file on a Current Report on Form 8-K: (i) by no later than July 31, 2017, a range of its revenue and its estimated adjusted EBITDA for the fiscal quarters ended December 31, 2016 and March 31, 2017, with the difference between the high end and low end of these ranges to be no greater than $5,000,000; and (ii) within one business day of (x) July 12, 2017 and (y) every other Wednesday thereafter prior to the Company’s delivery of the Annual Financial Statement Deliverables, the Company’s current consolidated cash balance, the current cash balance of its foreign subsidiaries and the current outstanding balance under the Revolving Credit Facility. In connection with the furnishing or filing of each Current Report on Form 8-K referred to in clause (ii) of the foregoing sentence, the Company has agreed to participate in one conference call with the Administrative Agent and the Lenders with respect to the information contained therein.

We qualify the foregoing summary of the Second Amendment by reference to the full text of the Second Amendment, a copy of which we have filed as Exhibit 10.1 hereto and incorporate by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EAGLE ENTERTAINMENT INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

Dated: June 30, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to First Amendment and Limited Waiver to Credit Agreement and Second Amendment to Credit Agreement, dated as of June 29, 2017, among Global Eagle Entertainment Inc., the guarantors party thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.

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